SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                ______________________________


                           Form 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                      December 17, 1998
                      -----------------
                        Date of Report
             (Date of earliest event reported)


            SHURGARD STORAGE CENTERS, INC.
          (Exact name of registrant as specified in its charter)

    Washington           0-23466            91-1603837
   ------------          --------           ----------
 (State or other       (Commission        (IRS Employer
 jurisdiction of        File No.)       Identification No.)
  incorporation)

                  1155 Valley Street
                      Suite 400
           Seattle, Washington  98109-4426
------------------------------------------------------------
(Address of principal executive offices, including zip code)

                    (206) 624-8100
 -----------------------------------------------------------
 (Registrant's telephone number, including area code)

                                       Exhibit Index on Page 4
Item 5.     Other Events

     On December 17, 1998, the Board of Directors of Shurgard Storage Centers, Inc. (the "Company") amended Section 3.5.1 of the Company's Bylaws, "Business at Annual Meetings." The complete text of Section
3.5.1 of the Company's Bylaws, as amended, is attached to this Form 8-K as Exhibit 3.2.

     In accordance with the Company's Bylaws, as amended, a shareholder proposing to transact business at an annual meeting must provide written notice of such proposal, in the manner provided by the Bylaws, no later than 90 days prior to the date of such annual meeting (or, if the annual meeting is not held on the second Tuesday of May and the Company provides less than 90 days' notice of such meeting, no later than 10 days after the date of the notice). Accordingly, any shareholder proposal to transact business at the 1999 annual meeting of shareholders must be received no later than February 10, 1999.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

Exhibit No.     Description
-----------     -----------
3.2             Section 3.5.1 of the Company's Bylaws, as
                amended October 17, 1998



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SHURGARD STORAGE CENTERS, INC.


Dated:  December 21, 1998
                            By /s/ Harrell Beck
                               -----------------
                              Harrell Beck, Senior Vice President,
                              Chief Financial Officer and Treasurer



                             EXHIBIT INDEX


Exhibit No.     Description                                   Page
-----------     -----------                                   ----
3.2             Section 3.5.1 of the Company's Bylaws, as
                amended October 17, 1998